CERTIFICATION, CHAIRMAN OF THE BOARD & PRESIDENT

Exhibit 32.1


ELECTRIC & GAS TECHNOLOGY, INC.

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

We, S. Mort Zimmerman, Chief Executive Officer and George M. Johnston, Chief Financial Officer of Electric & Gas Technology, Inc. (the "Company"), certify, pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Annual Report on Form 10-KSB of the Company for the year ended July 31, 2004 (The "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE: November 15, 2004

                                               /s/ S. MORT ZIMMERMAN
                                               ---------------------------------
                                               S. Mort Zimmerman
                                               Chairman of the Board,
                                               and Chief Executive Officer

                                               /s/ GEORGE M. JOHNSTON
                                               ---------------------------------
                                               George M. Johnston
                                               Vice President Finance,
                                               Chief Financial Officer Treasurer
                                               and Secretary